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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-35276, Registration Statement File No. 33-64798, Registration Statement File No. 333-32135, Registration Statement File No. 333-17061 and Registration Statement File No. 333-20589.

                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Orange County, California
January 16, 1998

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